                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                P. Bruce Camacho

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ P. Bruce Camacho                                  Dated as of October 1, 2006
       ----------------------------------------------------
       P. Bruce Camacho

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Robert B. Pollock

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Robert B. Pollock                                 Dated as of October 1, 2006
       ----------------------------------------------------
       Robert B. Pollock

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               S. Craig Lemasters

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ S. Craig Lemasters                                Dated as of October 1, 2006
       ----------------------------------------------------
       S. Craig Lemasters

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              Michael J. Peninger

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Michael J. Peninger                               Dated as of October 1, 2006
       ----------------------------------------------------
       Michael J. Peninger

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              Lesley G. Silvester

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Lesley G. Silvester                               Dated as of October 1, 2006
       ----------------------------------------------------
       Lesley G. Silvester

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Peter A. Walker

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Peter A. Walker                                   Dated as of October 1, 2006
       ----------------------------------------------------
       Peter A. Walker

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986